SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material under Rule 14a-12

                             Van Wagoner Funds, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

2.   Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.   Proposed maximum aggregate value of transaction:

5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

2.   Form, Schedule or Registration Statement No.:

3.   Filing Party:

4.   Date Filed:

                    [GRAPHIC OMITTED][VANWAGONER FUNDS LOGO]

--------------------------------------------------------------------------------
                                                                    July 7, 2003

                           Important Proxy Information

Dear Shareholder:

We are writing to inform you that a Special Meeting of Shareholders for Van Wagoner Emerging Growth Fund and Van Wagoner Small Cap Growth Fund (each a "Fund" and together the "Funds") will be held at 4:00 p.m. on Wednesday, August 29, 2003 at the offices of Van Wagoner Investment Management located at 435 Pacific Street, San Francisco CA. The Meeting has been called in order to consider new investment advisory agreements for each Fund. As a shareholder of the Fund, you have the opportunity to voice your opinion on the new agreements.

We have enclosed a proxy statement, proxy card, business reply envelope and voting instructions for your review. Please take a moment to look over the material and cast your vote on the proposals put forth.

THE BOARD OF DIRECTORS HAVE UNANIMOUSLY APPROVED THE NEW AGREEMENTS AND RECOMMEND YOU VOTE IN FAVOR OF THE PROPOSAL.

The Funds have enlisted the services of Georgeson Shareholder Communications Inc. ("GS"), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from GS encouraging you to exercise your right to vote.

Again, we urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on your proxy card. By voting your shares, you will help us eliminate the possibility of additional expenses being incurred from further solicitation efforts.

If you have any questions regarding the enclosed material or the execution of your vote, please call Georgeson Shareholder Communications Inc. at 1-800-634-9899.

We appreciate your time and efforts.

Sincerely,

/s/ Garrett R. Van Wagoner

President

Notice of Special Meeting of Shareholders of Van Wagoner Funds, Inc.
To be Held August 29, 2003

To Shareholders of the Van Wagoner Emerging Growth Fund and the Van Wagoner Small-Cap Growth Fund portfolios of
Van Wagoner Funds, Inc.:

     We invite you to attend a special meeting of shareholders of the Van Wagoner Emerging Growth Fund and the Van Wagoner Small-Cap Growth Fund, portfolios of Van Wagoner Funds, Inc. (the "Company"). The special meeting will be held at the offices of Van Wagoner Capital Management, Inc. located at 435 Pacific Avenue, Suite 400, San Francisco, California 94133, on Friday, August 29, 2003, at 4:00 p.m., local time, for the following purposes:

     1. With respect to the shareholders of each of the Emerging Growth Fund and the Small-Cap Growth Fund, to consider and act upon a proposal to approve a new investment advisory agreement between the Company and Van Wagoner Capital Management, Inc. for each of the Emerging Growth Fund (only the shareholders of the Emerging Growth Fund will vote on this proposal), and the Small-Cap Growth Fund (only the shareholders of the Small-Cap Growth Fund will vote on this proposal) (Proposal Nos. 1(a) and 1(b), respectively).

     2. To transact any other business that properly comes before the special meeting or any adjournments thereof.

     We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it in the enclosed envelope as soon as you are able. If you attend the special meeting, you can revoke your proxy and vote your shares in person if you choose.

     We look forward to seeing you at the special meeting.

                                      VAN WAGONER FUNDS, INC.


                                      /s/ Garrett R. Van Wagoner
                                      --------------------------
                                      Garrett R. Van Wagoner
                                      Secretary

San Francisco, California
July 7, 2003

                           FREQUENTLY ASKED QUESTIONS

Q1:  Why have I received this proxy statement?

     Our Board of Directors have sent you this proxy statement, starting around July 7, 2003 to ask for your vote as a shareholder of the Company.

Q2:  What am I voting on?

     You will vote on one or more of the following proposals depending on whether you owned shares of a Fund permitted to vote on the proposal on the record date of the special meeting:

     Proposal No.   Description
     -----------    -----------

          1(a) Approval of the new investment advisory agreement for the Emerging Growth Fund.

          1(b) Approval of the new investment advisory agreement for the Small-Cap Growth Fund.

Our Board of Directors is not aware of any other matter which will be presented to you at the special meeting.

Q3:  How do I vote my shares?

     For your convenience, you may vote your shares in four ways:

     In Person: You may vote your shares at the Special Meeting if you attend.

     By Mail: Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     By Telephone: Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

     By Internet: Have your proxy card available. Go to the website shown on the proxy card. Follow the simple instructions found on the website.

Q4:  Who is entitled to vote?

     If you owned shares of either the Emerging Growth Fund or the Small-Cap Growth Fund as of the close of business on the record date, June 11, 2003, then you are entitled to vote. On that date, there were 23,924,355 issued and outstanding shares of the Emerging Growth Fund and 4,128,790 issued and outstanding shares of the Small-Cap Growth Fund. You will be entitled to one vote per share for each share you own on the record date. However, you will only be allowed to vote on matters submitted to the shareholders of Funds of which you own shares. The table below sets forth the proposals for which shareholders of each Fund may vote:

                                         Emerging            Small-Cap
                  Proposal No.          Growth Fund         Growth Fund
                  ------------          -----------         -----------

                      1(a)                  Yes                 No
                      1(b)                  No                  Yes

Q5:  Do I need to attend the special meeting in order to vote?

     No. You can vote in person at the special meeting or, by mail, telephone or the internet.

Q6:  How will proxies be solicited?

     We will solicit proxies by mail. Certain of our officers and employees may solicit by telephone, telegraph and personally. We will not pay these officers and employees specifically for soliciting proxies. Additionally, we have enlisted the services of Georgeson Shareholder Communications, Inc. (the "Proxy Solicitor"), a professional proxy solicitation firm, to assist shareholders with the proxy process.

     Pursuant to the Solicitation Agreement between the Company and the Proxy Solicitor, the Proxy Solicitor will be responsible for inbound and outbound proxy solicitation as well as strategic planning. In connection with its responsibilities, the Proxy Solicitor will, among other things, (1) target shareholders of the Emerging Growth Fund and the Small-Cap Growth Fund; (2) set up all necessary electronic and telephonic data interface; (3) set up a televote recording system to give shareholders an opportunity to vote over the phone at the time of the call; (4) conduct telephone solicitations; (5) develop a solicitation plan for each of the Emerging Growth Fund and the Small-Cap Growth Fund; (6) continually monitor and evaluate shareholder communication to insure that they are accurate and professional; and (7) maintain frequent contact with banks, brokers and other nominee shareholders to insure that they receive proxy materials and remail such proxy materials to the beneficial owners.

     In the event of a successful proxy solicitation, the Proxy Solicitor will receive from each Fund a fee of $20,000 plus reimbursement for its out of pocket expenses related to such Fund. In the event that the proxy solicitation is not successful, each Fund will only reimburse the Proxy Solicitor for its out of pocket expenses related to such Fund.

     We, the Company, will bear the cost of soliciting proxies, including paying the fees and expenses of the Proxy Solicitor, preparing, assembling and mailing the proxy material as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds. To reduce expenses and duplicate mail, we will send only one copy of this proxy statement to each household address (i.e., householding) unless we have received contrary instructions. If shareholders wish to receive separate copies of this proxy statement they should call 1-800-228-2121 and we will promptly send you separate copies.

Q7:  How many shares of each Fund's stock are entitled to vote?

     As of the record date, the number of shares of each Fund entitled to vote at the special meeting was as follows:

           Fund                                         Shares
           ----                                         ------

           Emerging Growth Fund                       23,924,355
           Small-Cap Growth Fund                       4,128,790

Q8:  What happens if the special meeting is adjourned?

     The special meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve a proposal are not received. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q9:  What constitutes a quorum?

     A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to Proposal 1(a), a quorum is determined with respect to the Emerging Growth Fund. For the Emerging Growth Fund, a majority of the votes of the shares of the Fund entitled to be cast represent a quorum. As result, holders of 11,962,179 shares of the Emerging Growth Fund must be present in person or represented by proxy at the special meeting to constitute a quorum. With respect to Proposal 1(b), a quorum is determined with respect to the Small-Cap Growth Fund. For the Small-Cap Growth Fund, a majority of the votes of the shares of that Fund entitled to be cast represent a quorum. As result, holder of 2,064,396 shares of the Small-Cap Growth Fund must be present in person or represented by proxy at the special meeting to constitute a quorum.

Q10: What happens if I sign and return my proxy card but do not mark my vote?

     Garrett Van Wagoner and Peter Kris, as proxies, will vote your shares to approve the new investment advisory agreements.

Q11: May I revoke my proxy?

     You may revoke your proxy at any time before it is exercised by giving notice of your revocation to us in writing (by subsequent proxy or otherwise). Your presence at the special meeting does not itself revoke your proxy.

Q12: Who will count the votes?

     Management Information Services Corp., 60 Research Road, Hingham, Massachusetts 02043, will count the votes and act as inspector of elections.

Q13: How can I obtain a copy of the annual report?

     You may request a copy of our latest annual report and semi-annual report succeeding the annual report by writing to Van Wagoner Funds, Inc., P.O. Box 9682, Providence, Rhode Island 02940-9682, Attention Corporate Secretary, or by calling 1-800-228-2121. We will furnish these copies free of charge.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following tables set forth certain information regarding the beneficial ownership of shares of the Funds as of the record date by: (a) each director and executive officer; (b) all of the directors and executive officers as a group; and (c) each person or entity known by the Funds to own beneficially more than 5% of the shares of one or both of the Funds.

                                  EMERGING GROWTH FUND

                                               Number of Shares       Percentage
Name and Address of Beneficial Owner          Beneficially Owned       Ownership
------------------------------------          ------------------       ---------

Charles Schwab & Co., Inc.(1)                      4,927,815             20.60%
National Financial Services Corp.(1)               3,436,089             14.36%
Larry P. Arnold(2)                                       294              *
Kurt B. Grutzmacher(2)                                     0              *
Garrett R. Van Wagoner(2)                             36,718              *
Peter R. Kris(2)                                           0              *
Officers and directors as a group (4 persons)          3,309              *
__________
*Less than 1%.
(1) Shareholders of record, not beneficial owners. Charles Schwab & Co., Inc.'s address is 101 Montgomery Street, San Francisco, California 94104 and National Financial Services Corp.'s address is Attn: Mutual Funds, 5th Floor,
1 World Financial Center, New York, New York 10281.
(2) The address of each of the Fund's directors and officers is 435 Pacific Avenue, Suite 400, San Francisco, California, 94111.

                              SMALL-CAP GROWTH FUND

                                                Number of Shares      Percentage
Name and Address of Beneficial Owner           Beneficially Owned      Ownership
------------------------------------           ------------------      ---------

Charles Schwab & Co., Inc.(1)                         761,977            18.46%
National Financial Services Corp.(1)                  807,184            19.55%
Larry P. Arnold(2)                                        534             *
Kurt B. Grutzmacher(2)                                      0             *
Garrett R. Van Wagoner(2)                               1,449             *
Peter R. Kris(2)                                            0             *
Officers and directors as a group (4 persons)             534             *

__________
*Less than 1%.
(1) Shareholders of record, not beneficial owners. Charles Schwab & Co., Inc.'s address is 101 Montgomery Street, San Francisco, California 94104 and National Financial Services Corp.'s address is Attn: Mutual Funds, 5th Floor, 1 World Financial Center, New York, New York 10281.
(2) The address of each of the Fund's directors and officers is 435 Pacific Avenue, Suite 400, San Francisco, California, 94111.

1(a). PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE EMERGING
      GROWTH FUND

1(b). PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE SMALL-CAP
      GROWTH FUND

Introduction

     The Company currently has Investment Advisory Agreements (the "Current Agreements") with Van Wagoner Capital Management, Inc. (the "Adviser") with respect to each of the Emerging Growth Fund and the Small-Cap Growth Fund. Pursuant to the Current Agreements, the Adviser provides investment advisory and administrative services to the Funds. The Adviser also provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties. The Current Agreements, dated as of December 31, 1995, were approved by the Company's Board of Directors on December 8, 1995, and by the initial shareholder of the Emerging Growth Fund and the Small-Cap Growth Fund on December 8, 1995, in connection with the organization of the Funds. The Board most recently provided its annual approval of the Current Agreements on February 7, 2003.

     On June 9, 2003, the Company's Board of Directors approved new investment advisory agreements between the Company and the Adviser (the "New Agreements") with respect to each of the Emerging Growth Fund and the Small-Cap Growth Fund. The New Agreements will take effect on September 1, 2003, assuming that they are approved by the shareholders of the Emerging Growth Fund and the Small-Cap Growth Fund at the special meeting.

     The New Agreements contain many of the same terms and conditions as the Current Agreements. They differ, however, from the Current Agreements in two principal respects. First, under the Current Agreements, the advisory fee paid to the Adviser is a set fee based on a percentage of net assets of the Emerging Growth Fund and the Small-Cap Growth Fund. Under the New Agreements, the Adviser is paid a fee based, in part, on each Fund's performance. For the Emerging Growth Fund this advisory fee may be greater or less than the advisory fee under the Current Agreement. For the Small-Cap Growth Fund this advisory fee may be equal to or less than, but not greater than, the advisory fee under the Current Agreement. Second, under the Current Agreements the Adviser is obligated to reimburse each Fund to the extent aggregate annual operating expenses (excluding interest, dividends on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 2% of such Fund's average daily net assets. Under the New Agreements, the 2% expense cap will be removed. For the reasons discussed below, the Company's Board of Directors believes that it is in the best interests of the Emerging Growth Fund and the Small-Cap Growth Fund and their respective shareholders to replace the Current Agreements with the New Agreements.

Description of the Adviser

     The Adviser was organized on October 24, 1995. The Adviser's address is 435 Pacific Avenue, Suite 400, San Francisco, California 94133. Garrett R. Van Wagoner is the founder and President of the Adviser. Mr. Van Wagoner owns all of the outstanding common stock of the Adviser. As such, he controls the Adviser. Set forth below are the names, addresses and principal occupations of the principal executive officers and each director of the Adviser.

Name and Address                 Position with Adviser and Principal Occupation
----------------                 ----------------------------------------------

Garrett R. Van Wagoner*          Director, President and Chief Executive Officer
                                 of the Adviser

Peter R. Kris*                   Vice President of the Adviser
___________________

*Mr. Van Wagoner is President, Treasurer, Secretary and a director of the Funds. Mr. Kris is Vice President of the Funds.

     The Adviser acts as investment adviser to one other mutual fund, the Van Wagoner Growth Opportunities Fund. At May 30, 2003, this mutual fund had net assets of $27,329,786. The Adviser receives a base investment advisory fee from the Growth Opportunities Fund at an annual rate of 1.25% of that Fund's average daily net assets. The base fee rate may be adjusted upward or downward (by up to 0.25% of this Fund's average daily net assets), depending on whether and to what extent the investment performance of the Growth Opportunities Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Lipper Mid-Cap Growth Index over the same period. The Van Wagoner Growth Opportunities Fund commenced operations on March 1, 2003.

     The Adviser is named as a defendant in a consolidated class action lawsuit and is the subject of a private investigation conducted by the staff of the San Francisco, California office of the Securities and Exchange Commission. The Adviser believes that neither the class action lawsuit nor the Securities and Exchange Commission investigation will have a material adverse effect on the ability of the Adviser to perform its investment advisory agreements with the Funds. Since the class action lawsuit and the investigation are still in progress, there can be no assurances as to their outcome.

     Two present directors of the Funds, a past director and a non-director officer of the Company are also named as defendants in the class action lawsuit. The cost of defense of this lawsuit may be significant. Substantially all such costs to date have been borne by the Adviser or have been covered by available insurance. In the future, costs may be incurred directly by the Funds.

Description of the New Agreements

     Pursuant to the New Agreements, the Adviser provides investment advisory services to the Funds and oversees administration. The Adviser also provides the Funds with office space, equipment and executive personnel necessary for managing the investments of the respective Fund. The New Agreements have an initial term of two years and thereafter will remain in effect as long as their continuance is specifically approved at least annually by (a) the Company's Board of Directors, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the respective Fund; and (b) the vote of a majority of the independent Directors cast in person at a meeting called for the purpose of voting on such approval. The New Agreements provide that they may be terminated at any time, without the payment of any penalty, by the Company, the Board of Directors or by the vote of a majority of the respective Fund's shareholders, on sixty (60) days' written notice to the Adviser and by the Adviser on the same notice to the respective Fund. The New Agreements also provide that they will terminate automatically if they are assigned within the meaning of the Investment Company Act of 1940. Under the Investment Company Act of 1940 transactions which do not result in a change of actual control or management of an investment adviser are not assignments.

     For its services to the Emerging Growth Fund and the Small-Cap Growth Fund under the New Agreements, the Adviser will receive a fee calculated monthly (but accrued daily based on prior adjustments) and, normally, paid monthly (however, the New Agreements require payment to the Adviser upon its request), at an annual rate of 1.25% of each Fund's average daily net assets (the "Base Fee"). The Base Fee may be adjusted upward or downward (by up to 0.25% of the respective Fund's average daily net assets), depending on whether and to what extent the investment performance of the Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Lipper Small-Cap Growth Index (the "Index") over the same period (the "Performance Fee").

     The Index is an equally weighted index typically consisting of the thirty
(30) largest mutual funds within the small-cap category, as categorized by Lipper Analytical Services, Inc. The performance period consists of the prior thirty-six (36) calendar months, and is also referred to as a rolling 36-month period. Each 0.10% of difference of the Emerging Growth Fund's and the Small-Cap Growth Fund's performance compared to the performance of the Index is multiplied by a performance adjustment of .025%, up to a maximum adjustment of 0.25% (as an annual rate). Thus, an annual excess performance difference of 1.00% or more between the respective Fund and the Index would result in an annual maximum performance adjustment of 0.25%. Shareholders should be aware that it is possible for high past performance to result in a daily advisory fee accrual or monthly advisory fee payment by the Emerging Growth Fund and/or the Small-Cap Growth Fund that is higher than lower current performance would otherwise produce.

     Since the fee to be received by the Adviser is based in part on the Adviser's performance, there exists the possibility that the Adviser might manage the Funds more aggressively to increase their investment performance. In effect, the Performance Fee rewards the Adviser if the total return of the assets of each respective Fund is greater than the total return of the Index and penalizes the Adviser if the total return of the assets of each respective Fund is not greater than the total return of the Index.

     The following tables set forth the fee rate given various performance assumptions (1.00% = 100 basis points):

                                          Difference Between
            Fee Rate                 Emerging Growth Fund and Index
            --------                 ------------------------------

             1.500%                          100 basis points
             1.475%                           90 basis points
             1.450%                           80 basis points
             1.425%                           70 basis points
             1.400%                           60 basis points
             1.375%                           50 basis points
             1.350%                           40 basis points
             1.325%                           30 basis points
             1.300%                           20 basis points
             1.275%                           10 basis points
             1.250%                            0 basis points
             1.225%                          -10 basis points
             1.200%                          -20 basis points
             1.175%                          -30 basis points
             1.150%                          -40 basis points
             1.125%                          -50 basis points
             1.100%                          -60 basis points
             1.075%                          -70 basis points
             1.050%                          -80 basis points
             1.025%                          -90 basis points
             1.00%                          -100 basis points

                                           Difference Between
            Fee Rate                 Small-Cap Growth Fund and Index
            --------                 -------------------------------

             1.500%                          100 basis points
             1.475%                           90 basis points
             1.450%                           80 basis points
             1.425%                           70 basis points
             1.400%                           60 basis points
             1.375%                           50 basis points
             1.350%                           40 basis points
             1.325%                           30 basis points
             1.300%                           20 basis points
             1.275%                           10 basis points
             1.250%                            0 basis points
             1.225%                          -10 basis points
             1.200%                          -20 basis points
             1.175%                          -30 basis points
             1.150%                          -40 basis points
             1.125%                          -50 basis points
             1.100%                          -60 basis points
             1.075%                          -70 basis points
             1.050%                          -80 basis points
             1.025%                          -90 basis points
             1.00%                          -100 basis points

     As compensation for its services under the Current Agreements, each Fund pays to the Adviser an annual management fee. The annual management fees, payable monthly, are 1.25% of the average daily net assets of the Emerging Growth Fund and 1.50% of the average daily net assets of the Small-Cap Growth Fund.

     Under the Current Agreements and the New Agreements, each Fund pays all of its own expenses, including without limitation: (1) the cost of preparing and printing its registration statement required under the Securities Act of 1933 and the Investment Company Act of 1940, and any amendments thereto; (2) the expense of registering its shares with the Securities and Exchange Commission and qualifying them for sale in the various states; (3) the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements; (4) fees paid to independent Directors; (5) interest charges; (6) taxes; (7) legal expenses;
(8) association membership dues; (9) auditing services; (10) insurance premiums;
(11) brokerage commissions and expenses in connection with portfolio transactions; (12) fees and expenses of the custodian of the Funds' assets; (13) printing and mailing expenses; and (14) charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents. Under the Current Agreements, but not the New Agreements, the Adviser has agreed to reimburse the Emerging Growth Fund and the Small-Cap Growth Fund to the extent that aggregate annual operating expenses (excluding interest, dividends on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 2.00% of the average daily net assets of the Emerging Growth Fund and the Small-Cap Growth Fund.

     For the fiscal year ended December 31, 2002, with respect to the Emerging Growth Fund, the Adviser earned management fees of $2,111,081 and reimbursed the Emerging Growth Fund $524,651 for excess expenses by waiving a portion of its management fees. Had the New Agreement for the Emerging Growth Fund been in effect the Adviser would have earned management fees of $1,688,883 but would not have reimbursed the Emerging Growth Fund for excess expenses. It would have received less management fees because the performance of the Emerging Growth Fund was more than 100 basis points less than the performance of the Index. With respect to the Small-Cap Growth Fund, the Adviser earned management fees of $846,691 and reimbursed the Small-Cap Growth Fund $418,333 for excess expenses by waiving a portion of its management fees. Had the New Agreement for the Small-Cap Growth Fund been in effect the Adviser would have earned management fees of $564,470 but would not have reimbursed the Small-Cap Growth Fund for excess expenses. It would have received less management fees both because the performance of the Small-Cap Growth Fund was more than 100 basis points less than the performance of the Index, and because the Base Fee under the New Agreement is less than the investment advisory fee under the Current Agreement.

     The Current Agreements and the New Agreements provide that the Adviser will not be liable to the Emerging Growth Fund or the Small-Cap Growth Fund or their respective shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Current Agreements and the New Agreements also provide that the Adviser and its officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     The foregoing description of the New Agreements is qualified in its entirety by reference to Annex A and Annex B attached hereto.

Expenses

     The following table shows the actual operating expenses expressed as a percentage of average net assets incurred by the Funds during the fiscal year ended December 31, 2002 under the Current Agreements and the expenses expressed as a percentage of average net assets that would have been incurred by the Funds had the New Agreements been in effect for such period:



                             EMERGING GROWTH FUND
                             --------------------

                                          Fiscal Year End
                                         December 31, 2002         Pro Forma
                                         -----------------         ---------

Management Fees                                 1.25%                1.00%
Distribution (12b-1) Fees                       0.21%                0.21%
Other Expenses                                  0.85%                0.85%
Total Annual Fund Operating Expenses            2.31%                2.06%
Expense Reimbursements(1)                       0.31%                0.00%
Net Expenses                                    2.00%                2.06%
_________________________

(1) Under the Current Agreements, the Adviser agreed to limit the Total Fund Operating Expenses to an annual rate of 2.00% of the Fund's average net assets. In an effort to reduce net Fund expenses the Adviser may utilize directed brokerage. Directed brokerage involves the Adviser allocating portfolio transactions for the Fund to brokers who provide payments to various parties (other than the Adviser) who provide services to the Fund. Additionally, the Fund's expense ratio may decrease as the Fund's net assets increase.

                         SMALL-CAP GROWTH FUND
                         ---------------------

                                          Fiscal Year End
                                         December 31, 2002         Pro Forma
                                         -----------------         ---------

Management Fees                                 1.50%                1.00%
Distribution (12b-1) Fees                       0.19%                0.19%
Other Expenses                                  1.07%                1.07%
Total Annual Fund Operating Expenses            2.76%                2.26%
Expense Reimbursements(1)                       0.74%                0.00%
Net Expenses                                    2.02%                2.26%
_________________________

(1) Under the Current Agreements, the Adviser agreed to limit the Total Fund Operating Expenses (excluding interest, dividends on short sales, taxes, brokerage and extraordinary expenses) to an annual rate of 2.00% of the Fund's average net assets. The Fund paid dividends on short sales in an amount equal to 0.02% of its average net assets in 2002. In an effort to reduce net Fund expenses the Adviser may utilize directed brokerage. Directed brokerage involves the Adviser allocating portfolio transactions for the Fund to brokers who provide payments to various parties (other than the Adviser) who provide services to the Fund. Additionally, the Fund's expense ratio may decrease as the Fund's net assets increase.

Example

     This "Example" is intended to help you compare the cost of investing in the Emerging Growth Fund and the Small-Cap Growth Fund with the cost of investing in other mutual funds under the Current Agreements and under the New Agreements. The Example assumes that you invest $10,000 in the respective Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the respective Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                                              EMERGING GROWTH FUND
                                              --------------------

                                                          1 Year         3 Years        5 Years       10 Years
                                                          ------         -------        -------       --------
Current Agreement                                           $203           $627         $1,078         $2,327
New Agreement (minimum Performance Fee)                     $209           $646         $1,108         $2,390
New Agreement (maximum Performance Fee)                     $259           $796         $1,360         $2,895

                                             SMALL-CAP GROWTH FUND
                                             ---------------------

                                                          1 Year         3 Years        5 Years       10 Years
                                                          ------         -------        -------       --------
Current Agreement                                           $205           $634         $1,088         $2,348
New Agreement (minimum Performance Fee)                     $229           $706         $1,210         $2,595
New Agreement (maximum Performance Fee)                     $279           $856         $1,459         $3,090

     The purpose of the Example and the tables is to assist you in understanding how the various costs and expenses of the respective Fund will change as a result of the New Agreements. The Example should not be considered a representation of past or future expenses. Each Fund's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown above.

Required Vote

     The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Emerging Growth Fund is required for the approval of the New Agreement for the Emerging Growth Fund and the favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Small-Cap Growth Fund is required for the approval of the New Agreement for the Small-Cap Growth Fund. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of each of the Emerging Growth Fund and the Small-Cap Growth Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the New Agreements if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the New Agreements. If the shareholders of either of the Emerging Growth Fund or the Small-Cap Growth Fund do not approve the New Agreement for the respective Fund, the Current Agreement for that Fund will remain in effect and the Company's Board of Directors will consider such alternative actions, if any, as are in the best interest of such Fund.

Recommendation

     The Company's Board of Directors has unanimously approved the proposal to approve the New Agreements. In doing so, the Board considered the following factors:

     o The New Agreements contain many of the same terms and conditions of the Current Agreements.

     o    The reasonableness of the compensation payable to the Adviser.

     o The fact that the Adviser has demonstrated its abilities as an investment adviser while serving as investment adviser to the Funds.

     o    Fees paid to investment advisers of comparable funds.

     o    The Adviser's personnel and operations.

     o    Each Fund's expense ratio.

     With respect to the Performance Fee, the Board determined that approving the Performance Fee will more effectively align the performance of the Funds with the fees earned by the Adviser. The Board believes that the New Agreements with the Adviser will enable the Funds to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the respective Fund and its shareholders. The Directors believe that the incentives provided by the Performance Fee outweighe the elimination of the expense cap. They noted that the elimination of the expense cap would benefit the Adviser if the assets of the Funds increased moderately, remained at the same level or declined, whereas the incentives provided by the Performance Fee would be applicable irrespective of the assets of the Funds.

     Additionally, the Board determined that (a) the Index was an appropriate benchmark since it reflected the performance of mutual funds that invest in the types of securities in which the Funds invest; and (b) the Performance Fee is measured with respect to at least twelve month periods and on a

"rolling basis," making it less likely advisory fee payments will be affected by short-term or "random" fluctuations in each Fund's performance than might be the case if a short measuring period were used.

     Thus, based upon its review, the Company's Board of Directors concluded that the New Agreements are reasonable, fair and in the best interests of each respective Fund and its shareholders, and the fees provided under the New Agreements are fair and reasonable. Accordingly, the Board recommends a vote "FOR" for Proposal Nos. 1(a) and 1(b).

                     ADMINISTRATOR AND PRINCIPAL UNDERWRITER

     The Funds' administrator is PFPC Inc. Its principal office is located at 400 Bellevue Parkway, Wilmington, Delaware 19809. The Funds do not have a principal underwriter.

                        RECEIPT OF SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                  OTHER MATTERS

     The Company's Board of Directors knows of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgement with respect to such matters.

     YOU MAY REQUEST A COPY OF OUR LATEST ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT BY WRITING TO VAN WAGONER FUNDS, INC., P.O. BOX 9682, PROVIDENCE, RHODE ISLAND 02940-9682, ATTENTION CORPORATE SECRETARY, OR BY CALLING 1-800-228-2121. WE WILL FURNISH THESE COPIES FREE OF CHARGE.

                                      VAN WAGONER FUNDS, INC.


                                      /s/ Garrett R. Van Wagoner
                                      --------------------------
                                      Garrett R. Van Wagoner
                                      Secretary
San Francisco, California
July 7, 2003

                                     Annex A
                                     -------

                          INVESTMENT ADVISORY AGREEMENT


      THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made as of the 1st day of September, 2003, by and between VAN WAGONER FUNDS, INC., a Maryland corporation (the "Company"), on behalf of the Van Wagoner Emerging Growth Fund (the "Fund") and VAN WAGONER CAPITAL MANAGEMENT, INC., a California corporation (the "Adviser").

                                   WITNESSETH:

      WHEREAS, the Company is an open-end management investment company, registered with the Securities and Exchange Commission as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

      WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of supplying investment advice, investment management and administrative services; and

      WHEREAS, the Company desires to retain the Adviser to render investment advice and management services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

      NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

      1. Appointment of Adviser. The Company hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and management services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Company's Board of Directors.

      2. Duties of Adviser.

      (a) General Duties. The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the Board of Directors of the Company may determine, direct the purchase and sale of investment securities in the management of the Fund. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented from time to time, or any applicable statute or regulation, or to relieve or deprive the board of directors of the Company of its responsibility for and control of the affairs of the Fund.

      (b) Brokerage. The Adviser, subject to the control and direction of the Company's Board of Directors, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. In placing the Fund's securities trades, it is recognized that the Adviser will give primary consideration to securing the most favorable price and efficient execution, so that the Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party.

      It is also understood that it is desirable for the Fund that the Adviser have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Fund than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Fund may be made with brokers who provide such research and analysis, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice to determine whether the Fund benefits, directly or indirectly, from such practice. The Adviser shall provide such reports as the Company's Board of Directors may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated. It is understood by both parties that the Adviser may select broker-dealers for the execution of the Fund's portfolio transactions who provide research and analysis as the Adviser may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Adviser in connection with its services to other clients.

      Certain brokers and dealers may offer programs that effectively result in a reduction of the Fund's operating expenses (as described in Section 7 hereof). Provided that the Adviser reasonably believes such brokers or dealers offer best execution (as discussed above in this Section 2), and subject to the Company's Board of Directors' general supervision of brokerage directed for this purpose, the Adviser may lawfully direct the Fund's brokerage for the purpose of reducing Fund expenses.

      On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

      3. Best Efforts and Judgment. The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

      4. Independent Contractor. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Company or the Fund in any way, or in any way be deemed an agent for the Company or for the Fund. However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company.

      5. Adviser's Personnel. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Company's Board of Directors may desire and reasonably request.

      6. Reports by Fund to Adviser. The Fund will from time to time furnish to the Adviser detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Adviser such financial reports, proxy statements, legal and other information relating to the Fund's investments as may be in its possession or available to it, together with such other information as the Adviser may reasonably request.

      7. Expenses. The Adviser, at its own expense and without reimbursement from the Company or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund. The Adviser shall not be required to pay any expenses of the Fund except as provided herein.

      The expenses of the Fund's operations borne by the Fund include by way of illustration and not limitation, directors' fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Investment Company Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

      8. Investment Advisory and Management Fee.

      (a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Company and the Adviser. The management fee shall be accrued daily by the Fund and paid to the Adviser upon its request.

      The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

      (b) Fee Reduction. The Adviser may, but is not required to, reduce all or a portion of its fees and/or reimburse a Fund for other expenses in order to decrease the operating expenses of a Fund. Any such reduction, reimbursement, or payment (collectively "subsidies") shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. The Adviser may also agree contractually to limit a Fund's operating expenses. To the extent such an expense limitation has been agreed to by the Adviser and such limit has been disclosed to shareholders of a Fund in the Prospectus, the Adviser may not change the limitation without first disclosing the change in an updated Prospectus.

      The Adviser may seek reimbursement of any subsidies made by the Adviser either voluntarily or pursuant to contract. The reimbursement of any subsidy must be approved by the Company's Board of Directors and must be sought no later than the end of the third fiscal year following the year to which the subsidy relates. The Adviser may not request or receive reimbursement for any subsidies before payment of a Fund's operating expenses for the current year and cannot cause a Fund to exceed any more restrictive limitation to which the Adviser has agreed in making such reimbursement.

      (c) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

      9. Fund Share Activities of Adviser's Directors, Officers and Employees. The Adviser agrees that neither it nor any of its directors, officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act.

      10. Conflicts with Company's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Company or the Fund to take any action contrary to the Company's Articles of Incorporation, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Company and Fund.

      11. Liability of the Adviser and the Fund.

      (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund; provided, however, that this provision shall not be construed as a waiver or limitation of any rights which the Company or the Fund may have under applicable federal securities laws.

      (b) The Fund shall indemnify and hold harmless the Adviser and its shareholders, directors, officers and employees (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

      (c) The Adviser agrees to defend, indemnify and hold harmless the Company and the Fund, and the shareholders, directors, officers and employees of each of them against any loss, liability, claim, damage or expense (including without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of their performance or non-performance of any duties under, or the execution of, this Agreement; provided, however, that nothing herein shall be deemed to protect any of them against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

      (d) No provision of this Agreement shall be construed to protect any director or officer of the Company, or director or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

      12. Exclusivity. The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has agreed to permit the Fund and the Company to use the name "Van Wagoner", if they so desire, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name, and that the Fund and the Company will not use such name if the Adviser ceases to be the Fund's sole investment adviser.

During the period that this Agreement is in effect, the Adviser shall be the Fund's sole investment adviser.

      13. Term. This Agreement shall become effective on the date that is the latest of (1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Directors of the Company and (3) the requisite approval of this Agreement by the shareholders of the Fund. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Directors of the Company who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

      14. Termination. This Agreement may be terminated by the Company on behalf of any one or more of the Fund at any time without payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to a Fund.

      15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

      16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund.

      17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

      18. Definitions. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

      19. Notice of Limited Liability. The Adviser agrees that the Company's obligations under this Agreement shall be limited to the Fund and to their assets, and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any director, officer, employee or agent of the Company or the Fund.

      20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

      22. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, officers, and employees (1) to treat confidentially and as proprietary information of the Company (a) all records and other information relative to the series of the Company and their prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Company, the G-L-B Act or Regulation S-P, except after prior notification to and approval in writing by the Company. Such written approval shall not be unreasonably withheld by the Company and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Company.

      23. Anti-Money Laundering Compliance. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, and implementing regulations ("BSA"), the Fund has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Fund's Anti-Money Laundering Policy and the BSA, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Fund and/or the Company such reports, certifications and contractual assurances as may be requested by the Fund or the Company. The Company and the Fund may disclose information respecting the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

      24. Certifications; Disclosure Controls and Procedures. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002, and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Company or the Fund, the Adviser agrees to use its best efforts to assist the Company and the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund's disclosure controls and procedures. The Adviser agrees to inform the Company and the Fund of any material development related to the Company or the Fund that the Adviser reasonably believes is relevant to the certification obligations of the Fund under the Sarbanes-Oxley Act.

      25. Code of Ethics. The Adviser (1) has adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act; (ii) has provided the Fund with a copy of evidence of the adoption of the code of ethics by the Adviser; and (iii) will make such reports to the Fund as are required by Rule 17j-1 under the Investment Company Act. The Adviser agrees to provide the Fund with any information required to satisfy the code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act and any rules or regulations promulgated by the SEC thereunder. To the extent the Adviser adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Adviser shall provide the Fund with a copy of such code of ethics and any amendments thereto.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

VAN WAGONER FUNDS, INC.                    VAN WAGONER CAPITAL
                                           MANAGEMENT, INC.

By:                                        By:
   --------------------------------              -------------------------------

Name:                                      Name:
     ------------------------------              -------------------------------

Title:                                     Title:
      -----------------------------              -------------------------------


Date:                   , 2003             Date:                    , 2003
     ------------------                         -------------------

                                   Appendix A
                                   ----------

                     Fee Schedule -- Van Wagoner Funds, Inc.

             Name of Fund                       Applicable Fee                Effective Date
             ------------                       --------------                --------------

Van Wagoner Emerging Growth Fund     1.25% of the Fund's average daily       September 1, 2003
                                     net assets (+/-) up to 0.25% (as
                                     detailed below) of the Fund's
                                     average daily net assets

The basic fee rate of 1.25% of the Fund's average daily net assets may be adjusted upward or downward (by up to 0.25% of the Fund's average daily net assets), depending on whether, and to what extent, the investment performance of the Fund, for the relevant performance period, exceeds or is exceeded by the performance of the Lipper Small-Cap Growth Index over the same period. The performance period consists of the prior 36 months and is also referred to as a rolling 36-month period. Each 0.10% of difference of the Fund's performance compared to the performance of the Lipper Small-Cap Growth Index is multiplied by a performance adjustment of .025%, up to a maximum adjustment of 0.25% (as an annual rate). Thus, an annual excess performance difference of 1.00% or more between the Fund and the Lipper Small-Cap Growth Index would result in an annual maximum performance adjustment of 0.25%.

The Fund's performance is calculated based on its net asset value per share after all expenses. Similarly, the Lipper Small-Cap Growth Index is calculated as an average of mutual funds and would reflect the performance of those funds after fees and expenses. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares at the net asset value per share as of the record date for payment.

The basic fee and the performance adjustment are calculated once per month (but accrued daily using the prior adjustment) and the entire advisory fee normally is paid monthly.

VAN WAGONER FUNDS, INC.                    VAN WAGONER CAPITAL
                                           MANAGEMENT, INC.

By:                                        By:
   --------------------------------              -------------------------------

Name:                                      Name:
     ------------------------------              -------------------------------

Title:                                     Title:
      -----------------------------              -------------------------------


Date:                   , 2003             Date:                    , 2003
     ------------------                         -------------------

                                     Annex B
                                     -------

                          INVESTMENT ADVISORY AGREEMENT


      THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made as of the 1st day of September, 2003, by and between VAN WAGONER FUNDS, INC., a Maryland corporation (the "Company"), on behalf of the Van Wagoner Small-Cap Growth Fund (the "Fund") and VAN WAGONER CAPITAL MANAGEMENT, INC., a California corporation (the "Adviser").

                                   WITNESSETH:

      WHEREAS, the Company is an open-end management investment company, registered with the Securities and Exchange Commission as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

      WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of supplying investment advice, investment management and administrative services; and

      WHEREAS, the Company desires to retain the Adviser to render investment advice and management services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

      NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

      1. Appointment of Adviser. The Company hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and management services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Company's Board of Directors.

      2. Duties of Adviser.

      (a) General Duties. The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the Board of Directors of the Company may determine, direct the purchase and sale of investment securities in the management of the Fund. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented from time to time, or any applicable statute or regulation, or to relieve or deprive the board of directors of the Company of its responsibility for and control of the affairs of the Fund.

      (b) Brokerage. The Adviser, subject to the control and direction of the Company's Board of Directors, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. In placing the Fund's securities trades, it is recognized that the Adviser will give primary consideration to securing the most favorable price and efficient execution, so that the Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party.

      It is also understood that it is desirable for the Fund that the Adviser have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Fund than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Fund may be made with brokers who provide such research and analysis, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice to determine whether the Fund benefits, directly or indirectly, from such practice. The Adviser shall provide such reports as the Company's Board of Directors may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated. It is understood by both parties that the Adviser may select broker-dealers for the execution of the Fund's portfolio transactions who provide research and analysis as the Adviser may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Adviser in connection with its services to other clients.

      Certain brokers and dealers may offer programs that effectively result in a reduction of the Fund's operating expenses (as described in Section 7 hereof). Provided that the Adviser reasonably believes such brokers or dealers offer best execution (as discussed above in this Section 2), and subject to the Company's Board of Directors' general supervision of brokerage directed for this purpose, the Adviser may lawfully direct the Fund's brokerage for the purpose of reducing Fund expenses.

      On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

      3. Best Efforts and Judgment. The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

      4. Independent Contractor. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Company or the Fund in any way, or in any way be deemed an agent for the Company or for the Fund. However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company.

      5. Adviser's Personnel. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Company's Board of Directors may desire and reasonably request.

      6. Reports by Fund to Adviser. The Fund will from time to time furnish to the Adviser detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Adviser such financial reports, proxy statements, legal and other information relating to the Fund's investments as may be in its possession or available to it, together with such other information as the Adviser may reasonably request.

      7. Expenses. The Adviser, at its own expense and without reimbursement from the Company or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund. The Adviser shall not be required to pay any expenses of the Fund except as provided herein.

      The expenses of the Fund's operations borne by the Fund include by way of illustration and not limitation, directors' fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Investment Company Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

      8. Investment Advisory and Management Fee.

      (a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Company and the Adviser. The management fee shall be accrued daily by the Fund and paid to the Adviser upon its request.

      The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

      (b) Fee Reduction. The Adviser may, but is not required to, reduce all or a portion of its fees and/or reimburse a Fund for other expenses in order to decrease the operating expenses of a Fund. Any such reduction, reimbursement, or payment (collectively "subsidies") shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. The Adviser may also agree contractually to limit a Fund's operating expenses. To the extent such an expense limitation has been agreed to by the Adviser and such limit has been disclosed to shareholders of a Fund in the Prospectus, the Adviser may not change the limitation without first disclosing the change in an updated Prospectus.

      The Adviser may seek reimbursement of any subsidies made by the Adviser either voluntarily or pursuant to contract. The reimbursement of any subsidy must be approved by the Company's Board of Directors and must be sought no later than the end of the third fiscal year following the year to which the subsidy relates. The Adviser may not request or receive reimbursement for any subsidies before payment of a Fund's operating expenses for the current year and cannot cause a Fund to exceed any more restrictive limitation to which the Adviser has agreed in making such reimbursement.

      (c) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

      9. Fund Share Activities of Adviser's Directors, Officers and Employees. The Adviser agrees that neither it nor any of its directors, officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act.

      10. Conflicts with Company's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Company or the Fund to take any action contrary to the Company's Articles of Incorporation, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Company and Fund.

      11. Liability of the Adviser and the Fund.

      (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund; provided, however, that this provision shall not be construed as a waiver or limitation of any rights which the Company or the Fund may have under applicable federal securities laws.

      (b) The Fund shall indemnify and hold harmless the Adviser and its shareholders, directors, officers and employees (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

      (c) The Adviser agrees to defend, indemnify and hold harmless the Company and the Fund, and the shareholders, directors, officers and employees of each of them against any loss, liability, claim, damage or expense (including without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of their performance or non-performance of any duties under, or the execution of, this Agreement; provided, however, that nothing herein shall be deemed to protect any of them against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

      (d) No provision of this Agreement shall be construed to protect any director or officer of the Company, or director or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

      12. Exclusivity. The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has agreed to permit the Fund and the Company to use the name "Van Wagoner", if they so desire, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name, and that the Fund and the Company will not use such name if the Adviser ceases to be the Fund's sole investment adviser. During the period that this Agreement is in effect, the Adviser shall be the Fund's sole investment adviser.

      13. Term. This Agreement shall become effective on the date that is the latest of (1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Directors of the Company and (3) the requisite approval of this Agreement by the shareholders of the Fund. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Directors of the Company who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

      14. Termination. This Agreement may be terminated by the Company on behalf of any one or more of the Fund at any time without payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to a Fund.

      15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

      16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund.

      17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

      18. Definitions. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

      19. Notice of Limited Liability. The Adviser agrees that the Company's obligations under this Agreement shall be limited to the Fund and to their assets, and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any director, officer, employee or agent of the Company or the Fund.

      20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

      22. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, officers, and employees (1) to treat confidentially and as proprietary information of the Company (a) all records and other information relative to the series of the Company and their prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Company, the G-L-B Act or Regulation S-P, except after prior notification to and approval in writing by the Company. Such written approval shall not be unreasonably withheld by the Company and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Company.

      23. Anti-Money Laundering Compliance. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, and implementing regulations ("BSA"), the Fund has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Fund's Anti-Money Laundering Policy and the BSA, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Fund and/or the Company such reports, certifications and contractual assurances as may be requested by the Fund or the Company. The Company and the Fund may disclose information respecting the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

      24. Certifications; Disclosure Controls and Procedures. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002, and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Company or the Fund, the Adviser agrees to use its best efforts to assist the Company and the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund's disclosure controls and procedures. The Adviser agrees to inform the Company and the Fund of any material development related to the Company or the Fund that the Adviser reasonably believes is relevant to the certification obligations of the Fund under the Sarbanes-Oxley Act.

      25. Code of Ethics. The Adviser (1) has adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act; (ii) has provided the Fund with a copy of evidence of the adoption of the code of ethics by the Adviser; and (iii) will make such reports to the Fund as are required by Rule 17j-1 under the Investment Company Act. The Adviser agrees to provide the Fund with any information required to satisfy the code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act and any rules or regulations promulgated by the SEC thereunder. To the extent the Adviser adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Adviser shall provide the Fund with a copy of such code of ethics and any amendments thereto.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

VAN WAGONER FUNDS, INC.                    VAN WAGONER CAPITAL
                                           MANAGEMENT, INC.

By:                                        By:
   --------------------------------              -------------------------------

Name:                                      Name:
     ------------------------------              -------------------------------

Title:                                     Title:
      -----------------------------              -------------------------------


Date:                   , 2003             Date:                    , 2003
     ------------------                         -------------------

                                   Appendix A
                                   ----------

                     Fee Schedule -- Van Wagoner Funds, Inc.

             Name of Fund                         Applicable Fee              Effective Date
             ------------                         --------------              --------------
Van Wagoner Small-Cap Growth Fund      1.25% of the Fund's average daily     September 1, 2003
                                       net assets (+/-) up to 0.25% (as
                                       detailed below) of the Fund's
                                       average daily net assets

The basic fee rate of 1.25% of the Fund's average daily net assets may be adjusted upward or downward (by up to 0.25% of the Fund's average daily net assets), depending on whether, and to what extent, the investment performance of the Fund, for the relevant performance period, exceeds or is exceeded by the performance of the Lipper Small-Cap Growth Index over the same period. The performance period consists of the prior 36 months and is also referred to as a rolling 36-month period. Each 0.10% of difference of the Fund's performance compared to the performance of the Lipper Small-Cap Growth Index is multiplied by a performance adjustment of .025%, up to a maximum adjustment of 0.25% (as an annual rate). Thus, an annual excess performance difference of 1.00% or more between the Fund and the Lipper Small-Cap Growth Index would result in an annual maximum performance adjustment of 0.25%.

The Fund's performance is calculated based on its net asset value per share after all expenses. Similarly, the Lipper Small-Cap Growth Index is calculated as an average of mutual funds and would reflect the performance of those funds after fees and expenses. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares at the net asset value per share as of the record date for payment.

The basic fee and the performance adjustment are calculated once per month (but accrued daily using the prior adjustment) and the entire advisory fee normally is paid monthly.

VAN WAGONER FUNDS, INC.                    VAN WAGONER CAPITAL
                                           MANAGEMENT, INC.

By:                                        By:
   --------------------------------              -------------------------------

Name:                                      Name:
     ------------------------------              -------------------------------

Title:                                     Title:
      -----------------------------              -------------------------------


Date:                   , 2003             Date:                    , 2003
     ------------------                         -------------------

                              --------------------------------------------------
                                        3 EASY WAYS TO VOTE YOUR PROXY
       [VanWagoner              Vote by mail: Check the appropriate boxes on the
        Funds logo]           reverse side of this proxy ballot, sign and date
                              below and return in the envelope provided.
                                Vote by Phone: Call toll-free 1-800-690-6903.
                              Enter the *** CONTROL NUMBER *** shown below and
                              follow the recorded instructions.
                                Vote on the Internet: Log on to proxyweb.com.
                              Enter the *** CONTROL NUMBER *** shown below and
                              follow the on screen instructions.
                              --------------------------------------------------


*** CONTROL NUMBER: 999 999 999 999 99 ***


                            VAN WAGONER FUNDS, INC.
    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 29, 2003


FUND NAME PRINTS HERE                       THIS PROXY IS SOLICITED BY THE BOARD
                                         OF DIRECTORS OF VAN WAGONER FUNDS, INC.


The undersigned constitutes and appoints Garrett Van Wagoner and Peter Kris and each of them, each with full power to act without the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote, as designated below, with the same effect as the undersigned all shares of the above-referenced Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Van Wagoner Funds, Inc., on Friday, August 29, 2003, at 4:00 p.m., local time, at 435 Pacific Avenue, Suite 400, San Francisco, California, and at any adjournments or postponements thereof.

This proxy will be voted as specified. If no specification is made, this proxy will be voted FOR each proposal.

                                           Dated ____________________, 2003

                                      YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!
                                      ------------------------------------------


                                      ------------------------------------------
                                      Signed                (Please sign in Box)
                                      The signature on this proxy should
                                      correspond exactly with the name of the
                                      shareholder as it appears on the proxy.
                                      Joint owners should each sign. Please sign exactly as your name(s) appear on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer please give your full title.
                                                                             VNW

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.



The Board of Directors recommends that you vote FOR the proposals.


      (Emerging Growth Fund shareholders only)           FOR   AGAINST   ABSTAIN

1(a). To approve a new investment advisory               [ ]     [ ]       [ ]
      agreement, on behalf of the Emerging Growth
      Fund, between Van Wagoner Funds, Inc. and
      Van Wagoner Capital Management, Inc.


      (Small-Cap Growth Fund shareholders only)

1(b). To approve a new investment advisory               [ ]     [ ]       [ ]
      agreement, on behalf of the Small-Cap Growth
      Fund, between Van Wagoner Funds, Inc. and
      Van Wagoner Capital Management, Inc.



                           PLEASE SIGN ON REVERSE SIDE

                                                                             VNW